UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☑        Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☑	Soliciting Material Pursuant to § 240.14a-12

The Talbots, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

The following is a letter, dated July 3, 2012, sent to the participants in The Talbots, Inc. Retirement Savings Voluntary Plan.

July 3, 2012

To:	Participants in The Talbots, Inc. Retirement Savings Voluntary Plan

From: The Talbots, Inc.

Re:	Offer to purchase for cash all outstanding shares of common stock, par value $0.01 per share, of The Talbots, Inc. by TLB Merger Sub Inc. at a purchase price equal to $2.75 per share

You are receiving this letter because our records indicate that you are a participant in The Talbots, Inc. Retirement Savings Voluntary Plan (“Plan”) and, as of June 28, 2012, a portion of your Plan account was invested in shares of common stock, par value $0.01 per share (“Common Stock”), of The Talbots, Inc. (the “Company”) through your investment in the Talbots Company Pooled Stock Fund (the “Fund”).

As you may be aware, the Company has entered into an Agreement and Plan of Merger, dated as of May 30, 2012 (the “Merger Agreement”), by and among the Company, TLB Holdings LLC and TLB Merger Sub Inc. (a direct, wholly-owned subsidiary of TLB Holdings LLC, “TLB Merger Sub”). Pursuant to the Merger Agreement, TLB Merger Sub has commenced a tender offer to purchase all of the issued and outstanding shares of Common Stock (referred to in this letter as the “Offer”) at a purchase price of $2.75 per share (the “Offer Price”), net to the seller in cash, without interest thereon, on the terms and subject to the conditions of the Offer. All shares of Common Stock, including shares held by you in the Fund, that are properly tendered prior to the expiration date of the Offer and not properly withdrawn will be purchased by TLB Merger Sub at the Offer Price, in cash, upon the terms and subject to the conditions of the Offer. The Offer will remain open until July 13, 2012, although it may be extended.

If the Offer is successfully completed, TLB Merger Sub would merge with the Company pursuant to the terms and subject to the conditions of the Merger Agreement (the “Merger”). After the Merger, the Common Stock will no longer be publicly traded, and participants will no longer be permitted to invest in Common Stock through their Plan accounts.

For your information, enclosed with this letter is the Offer to Purchase, dated June 15, 2012, which Wells Fargo Bank, N.A., as Trustee of the Plan (“Wells Fargo”), received as the owner of record of the shares of Common Stock held in your Fund sub-account under the Plan. If you instruct Wells Fargo to do so, it will submit the necessary documents to tender the shares of Common Stock held in your Fund sub-account under the Plan. To instruct Wells Fargo, all you need to do is complete and return the enclosed Election Form to Computershare Trust Company, N.A. (“Computershare”) in accordance with the instructions that appear in the Election Form.

Please study the enclosed Offer materials carefully to determine how you wish to instruct Wells Fargo as to the tender of the shares of Common Stock held in your Fund sub-account under the Plan. Wells Fargo will take no action with respect to Common Stock held in your Fund sub-account under the Plan if a correctly completed copy of the attached Election Form containing your instructions, as described below, is not timely received by Computershare. If you do not elect to tender the shares of Common Stock held in your Fund sub-account under the Plan, or do not validly instruct Wells Fargo to tender or not tender such Plan shares, and the Offer is successfully completed, such Plan shares will automatically be converted into a right to receive $2.75 per share, in cash, at the time of the Merger (which will be later than the time of the closing of the Offer). Regardless of your action or inaction, the proceeds received for the shares of Common Stock held in your Fund sub-account under the Plan will be retained in your Plan account. The Plan administrator anticipates providing you with additional information concerning the Fund following the close of the Merger. After any required transaction suspension to accommodate the receipt of cash, you may elect to transfer the proceeds to any other investment fund available under the Plan. You may make such a transfer on-line at www.wellsfargo.com/myretireplan. You may also call The Talbots, Inc. RSVP 401(k) Plan Information Line at 1-888-805-4104.

Unless the Offer is extended prior to the applicable expiration time, in order for the Trustee to have sufficient time to prepare administratively to respond to the Offer, transactions involving shares of Talbots Common Stock (including all exchanges out of or investments in the Fund and loans, withdrawals and distributions from your Plan account that include Plan shares) will be prohibited after 4 p.m., Eastern time, on July 12, 2012 or, if the Offer is extended, after 4 p.m., Eastern time, on the business day prior to the business day on which expiration of the Offer is subsequently scheduled. We anticipate that any such suspension in activity may be lifted in the event of any extension of the Offer. Any suspension in activity will apply to all shares of Common Stock held in your Fund sub-account under the Plan, even if you decide not to tender any of such Plan shares. The restriction only applies to the portion of your Plan account that is invested in the Fund sub-account and does not apply to any part of your Plan account that is invested in other investment funds.

You can determine whether this type of activity restriction is still in place or if there is a temporary transaction suspension to accommodate the receipt of cash by calling Wells Fargo at 1-888-805-4104. Representatives are available to assist you weekdays between 8 a.m. and 9 p.m., Eastern time.

To instruct Wells Fargo whether or not you wish to tender the shares of Common Stock held in your Fund sub-account under the Plan on the terms and subject to the conditions of the Offer, you should complete the Election Form attached to this letter and sign and date the Election Form in the place provided, and return a copy of the Election Form, so executed, to Computershare via fax at (866) 263-8381 or via mail using the enclosed self-addressed envelope.

Your instructions must be forwarded to Computershare in time to permit Wells Fargo to respond on your behalf in accordance with the provisions of the Offer. The Offer will expire at 12:00 midnight, Eastern time, on July 13, 2012, unless extended. Therefore, your response must be received by Computershare no later than 5 p.m Eastern time on July 10, 2012, if you wish to participate in the Offer.

You may revoke or change any instructions that you have previously given by informing Computershare of your new instructions in writing via fax at (866) 263-8381 or via mail at

Computershare Trust Company, N.A., c/o Voluntary Corporate Actions, 250 Royall Street, Suite V, Canton, MA 02021, provided that your new instructions are received no later than 5 p.m., Eastern time, on July 10, 2012. Your instructions, which will be confidential, will become irrevocable thereafter, unless the Offer is extended.

If the Offer is extended, your response must be received by 5 p.m., Eastern time, on the date that is three (3) business days before the new date on which the Offer expires, or the shares of Common Stock held in your Fund sub-account under the Plan will not be tendered.

If you own additional shares of Common Stock, outside the Plan, you will receive materials for those shares separately.

If you have any questions concerning this letter or the attached Election Form, you may call Phoenix Advisory Partners, the information agent for the Offer, toll-free at (877) 478-5038.

Notice to Investors

This communication is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to purchase shares of the Company’s common stock is being made pursuant to an Offer to Purchase, Letter of Transmittal and other related materials that Sycamore Partners, L.P. (“Sycamore Partners”) and its affiliates filed with the Securities and Exchange Commission (the “SEC”). Sycamore Partners and its affiliates have filed a Tender Offer Statement on Schedule TO with the SEC in connection with the commencement of the offer, and the Company has filed a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the offer. These materials have been sent free of charge to all of the Company’s stockholders. Investors and security holders of the Company are urged to read these materials and other documents filed by the Company and Sycamore Partners and its affiliates with the SEC carefully in their entirety since they will contain important information. Investors and security holders may obtain free copies of these materials and other documents filed by the Company and Sycamore Partners and its affiliates with the SEC at the website maintained by the SEC at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed by the Company with the SEC by contacting Talbots Investor Relations at (781) 741-4500, by writing to Investor Relations Department, The Talbots, Inc., One Talbots Drive, Hingham, Massachusetts 02043, or by e-mailing investor.relations@talbots.com.

Additional Information about the Merger and Where to Find It

In connection with the potential one-step merger, the Company has filed a preliminary Proxy Statement on Schedule 14A with the SEC. Additionally, the Company intends to file other relevant materials with the SEC in connection with the proposed acquisition of the Company by an affiliate of Sycamore Partners pursuant to the terms of an Agreement and Plan of Merger by and among the Company, TLB Holdings LLC and TLB Merger Sub Inc. Investors and security holders of the Company are urged to read the definitive Proxy Statement on Schedule 14A and other relevant materials carefully in their entirety when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger. Investors and security holders may obtain free copies of these materials and other documents filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov. Investors and security holders also may obtain free copies of the documents filed by the Company with the SEC by contacting Talbots Investor Relations at (781) 741-4500, by writing to Investor Relations Department, The Talbots, Inc., One Talbots Drive, Hingham, Massachusetts 02043, or by e-mailing investor.relations@talbots.com.

The Company and certain of its directors and executive officers, under the SEC rules, may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Investors and security holders may obtain detailed information regarding the names, affiliations and direct and indirect interests (by security holdings or otherwise, and which may, in some cases, be different than those of the Company’s stockholders, generally) of the Company’s executive officers and directors in (i) the Company’s definitive proxy statement for its 2011 Annual Meeting of Stockholders, (ii) the Annual Report on Form 10-K for the fiscal year ended January 28, 2012, as amended, and (iii) the preliminary Proxy Statement on Schedule 14A and other relevant materials which may be filed with the SEC in connection with the merger when and if they become available. To the extent that the Company’s directors’ and executive officers’ holdings of the Company’s securities change, or have changed, from the amounts indicated in the Company’s preliminary Proxy Statement on Schedule 14A, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Copies of these documents can be obtained free of charge from the Company or the SEC as indicated above.

Forward-looking Information

This communication contains forward-looking information. These statements may be identified by such forward-looking terminology as “expect,” “achieve,” “plan,” “look,” “projected,” “believe,” “anticipate,” “outlook,” “will,” “would,” “should,” “intend,” “potential” or similar statements or variations of such terms. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including: statements concerning the anticipated timing of filings and approvals relating to the transaction; statements regarding the expected timing of the completion of the transaction; statements regarding the ability to complete the transaction considering the various closing conditions; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause results to differ from expectations include: uncertainties as to the timing of the tender offer and merger; uncertainties as to how many stockholders will tender their stock in the offer; the possibility that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, suppliers, sourcing agent and landlords; other business effects, including the effects of industry, economic or political conditions outside of the Company’s control; transaction costs; actual or contingent liabilities; and other risks and uncertainties discussed in documents filed with the SEC, including the risks and uncertainties included under “Risk Factors” and “Forward-looking Information” in Talbots’ Annual Report on Form 10-K for the fiscal year ended January 28, 2012, as amended, and other periodic reports filed with the SEC which are incorporated herein, as well as the Tender Offer Statement on Schedule TO filed by Sycamore Partners and its affiliates and the Solicitation/Recommendation Statement on Schedule 14D-9 filed by the Company. The Company’s Annual Report on Form 10-K, as amended, and other periodic reports are available at the Investor Relations section of the Company’s Website at http://www.thetalbotsinc.com.

All the Company’s forward-looking statements are as of the date of this communication only. In each case, actual results may differ materially from such forward-looking information. We can give no assurance that such expectations or forward-looking statements will prove to be correct. An occurrence of or any material adverse change in one or more of the risk factors or risks and uncertainties referred to in this communication or included in the Company’s other public disclosures or the Company’s other periodic reports or other documents or filings filed with or furnished to the SEC could materially and adversely affect the Company’s continuing operations and the Company’s future financial results, cash flows, available credit, prospects and liquidity. Except as required by law, the Company does not undertake to publicly update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

ELECTION FORM

The Talbots, Inc. Retirement Savings Voluntary Plan (“Plan”)

Use this Election Form to make an election to instruct Wells Fargo Bank, N.A. to tender the shares of Common Stock that you hold in your Talbots Company Pooled Stock Fund sub-account under the Plan on the terms and subject to the conditions of the Offer. Capitalized terms in this Election Form are as defined in the accompanying letter. To make this election, your Election Form must be received no later than 5 p.m., Eastern time, on July 10, 2012, unless the Offer is extended, in which case your Election Form must be received by 5 p.m., Eastern time, on the date that is three (3) business days before the new date on which the Offer expires. Any extensions of the expiration date for the Offer will be publicly announced.

•	Check the box below to indicate whether you do or do not wish to tender the shares of Common Stock held in your Fund sub-account under the Plan;

•	Sign and date this Election Form where indicated;

•	Print your name and daytime telephone number; and

•	Fax this Election Form to Computershare Trust Company, N.A. at (866) 263-8381 (or, alternatively, use the enclosed self-addressed envelope to mail this Election Form to Computershare)

☐ Tender all of my Talbots Common Stock held in my Fund sub-account under the Plan to TLB Merger Sub	☐	Do not tender my Talbots Common Stock held in my Fund sub-account under the Plan to TLB Merger Sub

Participant Signature:		Date:

Participant Name (print):		Daytime Telephone Number:

The method of delivery of this Election Form is at the option and risk of the tendering participant. Sufficient time should be allowed to assure timely delivery. Incorrectly completed or unsigned forms will be disregarded in the Offer.

VOLUNTARY CORPORATE ACTIONS COY: TLB 401(K) PLAN

The following is a letter sent to the participants in The Talbots, Inc. Retirement Savings Voluntary Plan on July 19, 2012.

Talbots Company Pooled Stock Fund

will no longer be an investment option in

The Talbots, Inc. Retirement Savings Voluntary Plan (R.S.V.P.)

On May 30, 2012, Talbots entered into an Agreement and Plan of Merger (the “Merger Agreement”) with TLB Holdings LLC, and TLB Merger Sub Inc., a wholly owned subsidiary of TLB Holdings LLC (which we call the “Purchaser” for purposes of this notification).

Pursuant to the Merger Agreement, the Purchaser has commenced a Tender Offer to purchase all of the issued and outstanding shares of Talbots Common Stock (the “Offer”). On July 16, 2012, the Purchaser announced that it had extended the Offer until 5 p.m., Eastern time, on July 27, 2012. It is possible that the Purchaser will extend the Offer again in the future. Any extension of the Offer will be publicly announced.

If the Offer is successfully completed, the Purchaser would merge with the Company pursuant to the terms and subject to the conditions of the Merger Agreement (the “Merger”). Effective as of the time of the Merger, Talbots Common Stock will no longer be publicly traded and the Talbots Company Pooled Stock Fund will no longer be an investment option in The Talbots, Inc. Retirement Savings Voluntary Plan (“R.S.V.P.”).

Because you are eligible to participate in the R.S.V.P. you should be aware of the following in connection with the potential future elimination of the Talbots Company Pooled Stock Fund as an investment option in the R.S.V.P.

Limitations on Transactions Involving Talbots Common Stock While the Offer Is Open

Unless the Offer is extended prior to the then-applicable expiration time, in order for Wells Fargo Bank, N.A., as Trustee of the R.S.V.P. (“Wells Fargo”), to have sufficient time to prepare administratively to respond to the Offer, transactions involving shares of Talbots Common Stock (including all contributions and exchanges out of or investments in the Talbots Company Pooled Stock Fund and loans, withdrawals and distributions from your R.S.V.P. account that include shares of Talbots Common Stock) will be prohibited after 4 p.m., Eastern time, on July 26, 2012 or, if the Offer is extended, after 4 p.m., Eastern time, on the business day prior to the business day on which expiration of the Offer is subsequently scheduled. We anticipate that any such suspension in activity may be lifted in the event of any extension of the Offer. Any suspension in activity will apply to all shares of Talbots Common Stock held in the Talbots Company Pooled Stock Fund, regardless of whether you tendered your shares of Talbots Common Stock in your R.S.V.P. account into the Offer. The restriction only applies to the portion of your R.S.V.P. account that is invested in the Talbots Company Pooled Stock Fund and does not apply to any part of your R.S.V.P. account that is invested in other investment funds.

Closing of the Talbots Company Pooled Stock Fund to New Contributions and Ongoing Contributions Redirected

New contributions and/or transfers into the Talbots Company Pooled Stock Fund will be prohibited after 4 p.m., Eastern time, on July 26, 2012 or, if the Offer is extended, after 4 p.m., Eastern time, on the business day prior to the business day on which expiration of the Offer is subsequently scheduled. Upon the closing of the Offer and the Merger, any ongoing contributions from payroll deductions which had been directed into the Talbots Company Pooled Stock Fund will be invested in the T. Rowe Price Retirement target date fund associated with your date of birth and estimated retirement age of 65, which is the qualified default investment alternative in the R.S.V.P.

Liquidation of The Talbots Company Pooled Stock Fund and Transfer of Account Balances Following the Close of the Merger

Approximately ten business days after the Merger the Talbots Company Pooled Stock Fund will be liquidated and your balance and future contributions that otherwise would have been directed to the Talbots Company Pooled Stock Fund will be invested in the T. Rowe Price Retirement target date fund associated with your date of birth and estimated retirement age of 65. The Talbots Company Pooled Stock Fund will no longer be an available investment option in the R.S.V.P. See “Important: Brief Transition Period” and “What You Need To Do” below for additional important information.

Important: Brief Transition Period

To facilitate the liquidation of the Talbots Company Pooled Stock Fund, there will be a brief transition period beginning at 4:00 p.m., Eastern time, on July 26, 2012 (or, if the Offer is extended, after 4 p.m., Eastern time, on the business day prior to the business day on which expiration of the Offer is subsequently scheduled) and ending at 9:00 a.m., Eastern time, approximately ten business days after the Merger.

During this period you will still be able to review your account online and through the Retirement Service Center. Transactions for investments not involved in the Talbots Company Pooled Stock Fund liquidation will be processed normally; however, all transactions that involve the Talbots Company Pooled Stock Fund will not be processed until the transition period is over. After the transition period has ended if you had an account balance that was transferred into the T. Rowe Price Retirement target date fund associated with your date of birth and estimated retirement age of 65, you may elect to change the way you invest any future contributions to, and/or any existing balance in, such fund.

You can determine whether the transition period has begun or if there are any limitations on transactions in the Talbots Company Pooled Stock Fund by calling Wells Fargo at 1-888-805-4104. Representatives are available to assist you weekdays between 8 a.m. and 9 p.m., Eastern time.

What You Need To Do

If you have a portion of your account invested in the Talbots Company Pooled Stock Fund and you want the balance of, and/or future contributions to, such account to be transferred upon the successful completion of the Offer and Merger to a T. Rowe Price Retirement target date fund associated with your date of birth and estimated retirement age of 65, you don’t need to do anything.

If you want to change the way you invest your future contributions to, and/or your existing balance in, the Talbots Company Pooled Stock Fund, then you must initiate a transfer of this balance and/or change your future investment elections into one or more of the other available investment options under the R.S.V.P. You can do this at any time prior to 4 p.m., Eastern time, on July 26, 2012 or, if the Offer is extended, after 4 p.m., Eastern time, on the business day prior to the business day on which expiration of the Offer is subsequently scheduled.

Access and Make Changes to Your Account Two Easy Ways

Wells Fargo Retirement Plan Website: wellsfargo.com/myretireplan

To access the website for the first time, click on First Time User. You’ll need your Social Security number and your date of birth in mm/dd/yyyy format. For example, May 8, 1971, should be entered as 05/08/1971.

After you initially sign on, you will be prompted to create a username and password for future use.

Retirement Service Center: 1-888-805-4104

To access your account by phone, you’ll need your Social Security number (SSN) and your personal identification number (PIN), which is initially the last four digits of your SSN. You’ll be required to change your PIN the first time you call.

The Retirement Service Center offers 24-hour automated account access through a touch-tone phone. Representatives are also available Monday through Friday from 7 a.m. to 11 p.m., Eastern time.

For more information about these funds including fees and expenses, obtain a current prospectus by calling the Retirement Service Center at 1-888-805-4104, visiting wellsfargo.com/myretireplan, or calling your plan administrator.

Notice to Investors

This communication is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to purchase shares of the Company’s common stock is being made pursuant to an Offer to Purchase, Letter of Transmittal and other related materials that Sycamore Partners, L.P. (“Sycamore Partners”) and its affiliates filed with the Securities and Exchange Commission (the “SEC”). Sycamore Partners and its affiliates have filed a Tender Offer Statement on Schedule TO with the SEC in connection with the commencement of the offer, and the Company has filed a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the offer. These materials have been sent free of charge to all of the Company’s stockholders. Investors and security holders of the Company are urged to read these materials and other documents filed by the Company and Sycamore Partners and its affiliates with the SEC carefully in their entirety since they will contain important information. Investors and security holders may obtain free copies of these materials and other documents filed by the Company and Sycamore Partners and its affiliates with the SEC at the website maintained by the SEC at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed by the Company with the SEC by contacting Talbots Investor Relations at (781) 741-4500, by writing to Investor Relations Department, The Talbots, Inc., One Talbots Drive, Hingham, Massachusetts 02043, or by e-mailing investor.relations@talbots.com.

Additional Information about the Merger and Where to Find It

In connection with the potential one-step merger, the Company has filed a preliminary Proxy Statement on Schedule 14A with the SEC. Additionally, the Company intends to file other relevant materials with the SEC in connection with the proposed acquisition of the Company by an affiliate of Sycamore Partners pursuant to the terms of an Agreement and Plan of Merger by and among the Company, TLB Holdings LLC and TLB Merger Sub Inc. Investors and security holders of the Company are urged to read the definitive Proxy Statement on Schedule 14A and other relevant materials carefully in their entirety when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger. Investors and security holders may obtain free copies of these materials and other documents filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov. Investors and security holders also may obtain free copies of the documents filed by the Company with the SEC by contacting Talbots Investor Relations at (781) 741-4500, by writing to Investor Relations Department, The Talbots, Inc., One Talbots Drive, Hingham, Massachusetts 02043, or by e-mailing investor.relations@talbots.com.

The Company and certain of its directors and executive officers, under the SEC rules, may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Investors and security holders may obtain detailed information regarding the names, affiliations and direct and indirect interests (by security holdings or otherwise, and which may, in some cases, be different than those of the Company’s stockholders, generally) of the Company’s executive officers and directors in (i) the Company’s definitive proxy statement for its 2011 Annual Meeting of Stockholders, (ii) the Annual Report on Form 10-K for the fiscal year ended January 28, 2012, as amended, and (iii) the preliminary Proxy Statement on Schedule 14A and other relevant materials which may be filed with the SEC in connection with the merger when and if they become available. To the extent that the Company’s directors’ and executive officers’ holdings of the Company’s securities change, or have changed, from the amounts indicated in the Company’s preliminary Proxy Statement on Schedule 14A, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Copies of these documents can be obtained free of charge from the Company or the SEC as indicated above.

Forward-looking Information

This communication contains forward-looking information. These statements may be identified by such forward-looking terminology as “expect,” “achieve,” “plan,” “look,” “projected,” “believe,” “anticipate,” “outlook,” “will,” “would,” “should,” “intend,” “potential” or similar statements or variations of such terms. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including: statements concerning the anticipated timing of filings and approvals relating to the transaction; statements regarding the expected timing of the completion of the transaction; statements regarding the ability to complete the transaction considering the various closing conditions; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause results to differ from expectations include: uncertainties as to the timing of the tender offer and merger; uncertainties as to how many stockholders will tender their stock in the offer; the possibility that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, suppliers, sourcing agent and landlords; other business effects, including the effects of industry, economic or political conditions outside of the Company’s control; transaction costs; actual or contingent liabilities; and other risks and uncertainties discussed in documents filed with the SEC, including the risks and uncertainties included under “Risk Factors” and “Forward-looking Information” in Talbots’ Annual Report on Form 10-K for the fiscal year ended January 28, 2012, as amended, and other periodic reports filed with the SEC which are incorporated herein, as well as the Tender Offer Statement on Schedule TO filed by Sycamore Partners and its affiliates and the Solicitation/Recommendation Statement on Schedule 14D-9 filed by the Company. The Company’s Annual Report on Form 10-K, as amended, and other periodic reports are available at the Investor Relations section of the Company’s Website at http://www.thetalbotsinc.com.

All the Company’s forward-looking statements are as of the date of this communication only. In each case, actual results may differ materially from such forward-looking information. We can give no assurance that such expectations or forward-looking statements will prove to be correct. An occurrence of or any material adverse change in one or more of the risk factors or risks and uncertainties referred to in this communication or included in the Company’s other public disclosures or the Company’s other periodic reports or other documents or filings filed with or furnished to the SEC could materially and adversely affect the Company’s continuing operations and the Company’s future financial results, cash flows, available credit, prospects and liquidity. Except as required by law, the Company does not undertake to publicly update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

The following is a notice, dated July 19, 2012, sent to the registered holder of warrants issued pursuant to the Warrant Agreement, dated as of February 26, 2008, between The Talbots, Inc. (as successor to BPW Acquisition Corp.) and Mellon Investor Services, as warrant agent, as amended.

July 19, 2012

Cede & Co

P.O. Box 20

Bowling Green Station

New York, NY 10274

RE:	Notice of a Tender Offer for Shares of Talbots Common Stock

To Whom It May Concern:

This notice is being sent to you as the registered holder of the warrants issued pursuant to the Warrant Agreement, dated as of February 26, 2008, between The Talbots, Inc. (“Talbots” or the “Company”) (as successor to BPW Acquisition Corp.) and Mellon Investor Services, as warrant agent, as amended (the “BPW Warrant Agreement”).

As previously announced, on May 30, 2012, Talbots entered into an Agreement and Plan of Merger (as amended from time to time, the “Merger Agreement”) with TLB Merger Sub Inc. (“Purchaser”) and Purchaser’s parent, TLB Holdings LLC (“Parent”), pursuant to which Purchaser, which is affiliated with Sycamore Partners, L.P. (“Sycamore Partners”), is to acquire all of the outstanding shares of common stock of Talbots (“Talbots Common Stock”) for $2.75 per share in cash (the “Offer Price”), subject to the terms and conditions of the Merger Agreement. In accordance with the Merger Agreement, on June 15, 2012, Purchaser and Parent commenced a tender offer (the “Offer”) to acquire all of the issued and outstanding shares of Talbots Common Stock for the Offer Price, net to the seller in cash, without interest thereon and less any required withholding taxes. The initial expiration date of the Offer was Midnight, New York City time, on Friday, July 13, 2012. On July 16, 2012, the expiration date of the Offer was extended to 5:00 p.m., New York City time, on Friday, July 27, 2012. Under the Merger Agreement, the expiration date of the Offer may be further extended from time to time, subject to the terms and conditions of the Merger Agreement. Upon any extension of the expiration date of the Offer, a notice of such extension by press release or other public announcement is required to be issued no later than 9:00 a.m., Eastern Time, on the next business day after the then-scheduled expiration date of the Offer. Following the consummation of the Offer, or if the Offer is terminated in accordance with the Merger Agreement, following receipt of any necessary approval of the Company’s stockholders, Purchaser will merge with and into Talbots, with Talbots continuing as the surviving corporation, on the terms and conditions set forth in the Merger Agreement. The transactions contemplated by the Merger Agreement are currently expected to close during the third quarter of this year.

As described in the Offer to Purchase, dated June 15, 2012, which has been provided to you, the Offer is made only for shares of Talbots Common Stock and is not made for any warrants to purchase shares of Talbots Common Stock. Pursuant to the Merger Agreement and in accordance with terms of the BPW Warrant Agreement, at the earlier of the acceptance time for the purchase of shares of Talbots Common Stock tendered pursuant to the Offer and the effective time of the merger (the “Acceleration Time”), each warrant to purchase Talbots Common Stock issued pursuant to the BPW Warrant Agreement outstanding immediately prior to the Acceleration Time will be terminated and canceled without any payment therefor or other liability or obligation on the part of Talbots, the surviving corporation of the merger, Purchaser, Parent and/or any of their respective affiliates. As of the Acceleration Time, all such warrants will no longer be outstanding and will automatically cease to exist and will be of no further force and effect.

If you have any questions, please contact Talbots Investor Relations at (781) 741-4500.

Very truly yours,

/s/ Richard T. O’Connell, Jr.

Richard T. O’Connell, Jr.

Executive Vice President

Notice to Investors

This communication is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to purchase shares of the Company’s common stock is being made pursuant to an Offer to Purchase, Letter of Transmittal and other related materials that Sycamore Partners and its affiliates filed with the SEC. Sycamore Partners and its affiliates have filed a Tender Offer Statement on Schedule TO with the SEC in connection with the commencement of the offer, and the Company has filed a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the offer. These materials have been sent free of charge to all of the Company’s stockholders. Investors and security holders of the Company are urged to read these materials and other documents filed by the Company and Sycamore Partners and its affiliates with the SEC carefully in their entirety since they will contain important information. Investors and security holders may obtain free copies of these materials and other documents filed by the Company and Sycamore Partners and its affiliates with the SEC at the website maintained by the SEC at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed by the Company with the SEC by contacting Talbots Investor Relations at (781) 741-4500, by writing to Investor Relations Department, The Talbots, Inc., One Talbots Drive, Hingham, Massachusetts 02043, or by e-mailing investor.relations@talbots.com.

Additional Information about the Merger and Where to Find It

In connection with the potential one-step merger, the Company has filed a preliminary Proxy Statement on Schedule 14A with the SEC. Additionally, the Company intends to file other relevant materials with the SEC in connection with the proposed acquisition of the Company by an affiliate of Sycamore Partners pursuant to the terms of an Agreement and Plan of Merger by and among the Company, TLB Holdings LLC and TLB Merger Sub Inc. Investors and security holders of the Company are urged to read the definitive Proxy Statement on Schedule 14A and other relevant materials carefully in their entirety when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger. Investors and security holders may obtain free copies of these materials and other documents filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov. Investors and security holders also may obtain free copies of the documents filed by the Company with the SEC by contacting Talbots Investor Relations at (781) 741-4500, by writing to Investor Relations Department, The Talbots, Inc., One Talbots Drive, Hingham, Massachusetts 02043, or by e-mailing investor.relations@talbots.com.

The Company and certain of its directors and executive officers, under the SEC rules, may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Investors and security holders may obtain detailed information regarding the names, affiliations and direct and indirect interests (by security holdings or otherwise, and which may, in some cases, be different than those of the Company’s stockholders, generally) of the Company’s executive officers and directors in (i) the Company’s definitive proxy statement for its 2011 Annual Meeting of Stockholders, (ii) the Annual Report on Form 10-K for the fiscal year ended January 28, 2012, as amended, and (iii) the preliminary Proxy Statement on Schedule 14A and other relevant materials which may be filed with the SEC in connection with the merger when and if they become available. To the extent that the Company’s directors’ and executive officers’ holdings of the Company’s securities change, or have changed, from the amounts indicated in the Company’s preliminary Proxy Statement on Schedule 14A, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Copies of these documents can be obtained free of charge from the Company or the SEC as indicated above.

Forward-looking Information

This communication contains forward-looking information. These statements may be identified by such forward-looking terminology as “expect,” “achieve,” “plan,” “look,” “projected,” “believe,” “anticipate,” “outlook,” “will,” “would,” “should,” “intend,” “potential” or similar statements or variations of such terms. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including: statements concerning the anticipated timing of filings and approvals relating to the transaction; statements regarding the expected timing of the completion of the transaction; statements regarding the ability to complete the transaction considering the various closing conditions; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause results to differ from expectations include: uncertainties as to the timing of the tender offer and merger; uncertainties as to how many stockholders will tender their stock in the offer; the possibility that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, suppliers, sourcing agent and landlords; other business effects, including the effects of industry, economic or political conditions outside of the Company’s control; transaction costs; actual or contingent liabilities; and other risks and uncertainties discussed in documents filed with the SEC, including the risks and uncertainties included under “Risk Factors” and “Forward-looking Information” in Talbots’ Annual Report on Form 10-K for the fiscal year ended January 28, 2012, as amended, and other periodic reports filed with the SEC which are incorporated herein, as well as the Tender Offer Statement on Schedule TO filed by Sycamore Partners and its affiliates and the Solicitation/Recommendation Statement on Schedule 14D-9 filed by the Company. The Company’s Annual Report on Form 10-K, as amended, and other periodic reports are available at the Investor Relations section of the Company’s Website at http://www.thetalbotsinc.com.

All the Company’s forward-looking statements are as of the date of this communication only. In each case, actual results may differ materially from such forward-looking information. We can give no assurance that such expectations or forward-looking statements will prove to be correct. An occurrence of or any material adverse change in one or more of the risk factors or risks and uncertainties referred to in this communication or included in the Company’s other public disclosures or the Company’s other periodic reports or other documents or filings filed with or furnished to the SEC could materially and adversely affect the Company’s continuing operations and the Company’s future financial results, cash flows, available credit, prospects and liquidity. Except as required by law, the Company does not undertake to publicly update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.